FI P1, P2, P4

02/14

SUPPLEMENT DATED FEBRUARY 1, 2014

TO THE PROSPECTUSES DATED MAY 1, 2013

OF

FRANKLIN INCOME SECURITIES FUND

 (A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The “Fund Summaries – Portfolio Managers” section on page FI-S5 is revised to read as follows:

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

EDWARD D. PERKS, CFA Executive Vice President of Advisers and portfolio manager of the Fund since 2002.

MATTHEW QUINLAN Portfolio Manager of Advisers and portfolio manager of the Fund since 2012.

ALEX W. PETERS, CFA Vice President of Advisers and portfolio manager of the Fund since 2012.

II. The “Fund Details – Management” section disclosure concerning the portfolio management team beginning on page FI-D9 is revised to read as follows:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team are as follows:

EDWARD D. PERKS, CFA Executive Vice President of Advisers

Mr. Perks has been the lead portfolio manager of the Fund since 2002. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW QUINLAN Portfolio Manager of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX W. PETERS, CFA Vice President of Advisers

Mr. Peters has been a portfolio manager of the Fund since 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

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